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                                 IMCO RECYCLING INC.

                        EXECUTIVE OPTION EXERCISE LOAN PROGRAM

                             (As Adopted March 10, 1998)

PURPOSE:

     The purpose of the IMCO Recycling Inc. Executive Option Exercise Loan Program (the "Program") is to more closely align the goals and motivation of management holding options under the Company's Amended and Restated Option Plan with those of other Company stockholders and to provide such management with a long-term capital accumulation opportunity. This purpose is accomplished by providing selected management employees with loans to permit them to exercise their Company stock options under the Amended and Restated Option Plan and to pay federal and state taxes realized upon such exercises.

DEFINITIONS:

     "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

     "COMMON STOCK" shall mean the common stock of the Company, par value $.10 per share.

     "COMPANY" shall mean IMCO Recycling Inc., or any subsidiary thereof.

     "COMPENSATION COMMITTEE" shall mean the Compensation Committee of the Board of Directors of the Company, as constituted from time to time.

     "ELIGIBLE EMPLOYEE" shall mean any management employee of the Company holding a stock option under the Plan that the Compensation Committee has determined may be granted a loan pursuant to the Program.

     "EXERCISE LOAN" shall have the meaning assigned to it in Section 2 of this Program.

     "EXERCISE NOTE" shall mean a Promissory Note evidencing an Exercise Loan made to a Participant by the Company pursuant to the terms of this Program, in the form attached hereto as EXHIBIT 1A.

     "FEDERAL RATE" means the annual rate equal to the Internal Revenue Service mid-term applicable federal rate under Section 1274 of the Internal Revenue Code of 1986, as amended, as announced from time-to-time.

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     "LOAN" shall mean a loan made to a Participant pursuant to this Program and evidenced by one or more Promissory Notes, and that will be comprised of either or both of a Tax Loan and/or an Exercise Loan.

     "PARTICIPANT" shall refer to an Eligible Employee that has a Loan outstanding.

     "PLAN" shall mean the Company's Amended and Restated Option Plan.

     "PROGRAM ADMINISTRATOR" shall mean the person or persons designated as such by the Compensation Committee. If no person has been formally designated, the Program Administrator shall be the Secretary of the Company.

     "PROMISSORY NOTE" shall mean either an Exercise Note or a Tax Note.

     "PURCHASED SHARES" shall mean all of the shares of Common Stock purchased by a Participant upon exercise at the time a Loan was made to such Participant hereunder.

     "TAX LOAN" shall have the meaning assigned to it in Section 2 of this Program.

     "TAX NOTE" shall mean a Promissory Note evidencing a Tax Loan made to a Participant by the Company pursuant to the terms of this Program, in the form attached hereto as EXHIBIT 1B.

PROGRAM:

     1. SELECTION OF ELIGIBLE EMPLOYEES. From time to time, the Compensation Committee shall determine the Eligible Employees who may be granted Loans hereunder and the maximum amount of the Loans, which amount will be stated in terms of the maximum number of shares of Common Stock that each may exercise under the Plan utilizing Loans as provided hereunder. As soon as practicable after the determination by the Compensation Committee, the Program Administrator will notify each Eligible Employee in writing of his or her eligibility and the outstanding stock options under the Plan that he or she may exercise utilizing Loans under the terms of the Program. An Eligible Employee shall cease being an Eligible Employee on the date on which he or she ceases to be an employee of the Company. The rights of an Eligible Employee to borrow money hereunder are not transferable and may not be exercised by any person other than the Eligible Employee. The Board or the Compensation Committee may revoke or reduce the availability of Loans to an Eligible Employee at any time.

     2. THE LOAN. An Eligible Employee may borrow from the Company 100% of the cost of exercising one or more Company stock options under the Plan held by that Eligible Employee (vested portions only) (an "EXERCISE LOAN"), plus 100% of the

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amount of any federal or state tax payable by the Eligible Employee as a result of the exercise (a "TAX LOAN"). The Eligible Employee may only borrow funds from the Company under the Program if they are used to exercise Company options under the Plan and/or pay taxes resulting from such exercise. If Regulation G (or any successor provision) promulgated by the Board of Governors of the Federal Reserve System is deemed applicable to the Loans made pursuant hereto, the Company and each Eligible Employee shall take such actions as the Company deems necessary or advisable in order to comply with Regulation G. Each Loan will be evidenced by a Promissory Note. The terms of each Promissory Note shall be as follows:

          (a) GENERAL. The following terms shall be applicable to both Tax Notes and Exercise Notes.

               (i) INTEREST. Interest on the unpaid principal balance of each Promissory Note will accrue at the Federal Rate in effect as of the date of the making of the applicable Loan. Interest will be calculated as simple interest and shall not compound, whether or not accrued interest is paid on an annual basis or otherwise.

               (ii) ACCELERATION. The Company will have the option of accelerating the maturity of a Promissory Note and declaring that the entire unpaid principal balance of, and all accrued unpaid interest on, that Promissory Note, are and shall be immediately due and payable, on (A) the Participant's termination of employment with the Company for any reason; or (B) the date the Participant sells or otherwise disposes or attempts to dispose of all of the Purchased Shares. If only a portion of the Purchased Shares is to be sold, the Participant may request that only a pro rata portion of the proceeds be utilized to repay the applicable Loan.

               (iii) SECURITY. The Promissory Notes executed by each Participant will be secured by a Security Agreement granting the Company a first lien security interest in and to the Purchased Shares.

               (iv) PREPAYMENT. The Participant may prepay each Loan in whole or in part at any time without penalty. At the option of the Compensation Committee, Loans may be repaid by the tender of Company Common Stock owned by the Participant.

               (v) APPLICATION OF PAYMENTS. All payments made or applied on a Promissory Note shall be applied first to pay accrued and unpaid interest thereon and then to the unpaid principal balance thereof.

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               (vi)  MATURITY. Except as otherwise provided herein, each
          Promissory Note shall mature and be due and payable in full on the date that is five years after the date of that Promissory Note.

          (b) PAYMENT TERMS FOR TAX NOTES. Accrued unpaid interest on each Tax Note shall be due and payable annually on each anniversary date of that Tax Note, and at maturity.

          (c) PAYMENT TERMS FOR EXERCISE NOTES. Accrued unpaid interest on each Exercise Note shall be due and payable at maturity (whether by acceleration, stated maturity or otherwise); PROVIDED HOWEVER, that portions of the interest accruing on the principal balance outstanding of each Exercise Note as of the particular date of determination shall be automatically forgiven, extinguished and discharged without further action on the part of the Participant or the Company in the event that the Participant remains in the employ of the Company and has not disposed of any of the Purchased Shares as of the time of determination, in accordance with the following schedule:

     The first anniversary of      50% of the interest accrued
     the date of the making of     interest
     the Exercise Note

     Each anniversary of the       50% of the accrued during the
     date of the making of the     most recent twelve-month
     Exercise Note after the       period, plus the remaining
     first anniversary             interest accrued for the prior
                                   twelve-month period which had
                                   not been forgiven

     The scheduled maturity        All remaining accrued interest
     date of the Exercise Note     to the maturity date

     3. EXERCISE OF OPTIONS. An Eligible Employee may borrow funds as set forth above to purchase shares of Common Stock by means of the exercise of outstanding and vested options under the Plan on the following terms:

          (a) An Eligible Employee that wishes to borrow funds pursuant to this Program to acquire Common Stock by means of exercising options under the Plan or to pay taxes upon exercise may do so by giving written notice to the Program Administrator indicating the Eligible Employee's name, the number of shares of Common Stock he or she desires to acquire hereunder and any other information reasonably requested by the Program Administrator.

          (b) Following the approval by the Program Administrator of the Loan requested by the Eligible Employee, the Eligible Employee will (i) execute and deliver the applicable Promissory Note(s) to the Program Administrator; and (ii) execute and deliver the Security Agreement to the Program Administrator.

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          (c)  The certificate(s) representing the Purchased Shares will be registered in the name of the Participant, but will be held by the Company and pledged to the Company under the Security Agreement to secure payment of the Promissory Note(s). So long as the Participant owns the Purchased Shares and is not in default under the Loan, he or she shall retain the right to vote, and to receive dividends on and distributions with respect to, the Purchased Shares.

     4.   MISCELLANEOUS.

          (a) The Board may amend or terminate this Program at any time; provided, however, no such termination or amendment shall affect any Loan or Promissory Note outstanding at the time the Program is amended or terminated, unless the Participant who obtained the Loan and issued the Promissory Note so agrees.

          (b) The Program Administrator may make Loans hereunder upon the authority of the Compensation Committee.

APPROVAL:

     This Program was adopted by the Board of Directors of the Company at its meeting duly held on March 10, 1998.


                                       /s/ DON V. INGRAM
                                       -------------------------------
                                       DON V. INGRAM
                                       Chairman of the Board
                                       and Chief Executive Officer



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                                                                     EXHIBIT 1A

                                    FULL RECOURSE
                                   PROMISSORY NOTE
                                   (EXERCISE LOAN)

$_________________                                              _______________
(amount)                                                        (date)


     FOR VALUE RECEIVED, _____________ (the "Promisor") hereby promises to pay to the order of IMCO Recycling Inc. (the "Holder") the principal sum of____ ____________ Dollars ($______), plus simple interest accrued (commencing the date hereof) on the unpaid principal balance hereof at a rate of_____% per annum (that percentage amount being the Internal Revenue Service mid-term "applicable federal rate" as of the date of this Promissory Note). All principal and accrued interest shall be paid on or before the earlier of the _________anniversary date of this Promissory Note or the date the Promisor ceases to be employed by the Holder; PROVIDED HOWEVER, that a portion of the accrued interest hereon may be forgiven from time to time during the term of this Promissory Note, provided that the conditions for such forgiveness are satisfied in accordance with the terms of the IMCO Recycling Inc. Amended and Restated Option Plan Executive Option Loan Program (the "Loan Program"), to which this Promissory Note and the indebtedness evidenced hereby are expressly made subject in all respects.

     The Promisor reserves and shall have the right to prepay the unpaid principal balance of this Promissory Note, together with accrued interest thereon to the date of such prepayment, at any time without premium or penalty.

     All proceeds from the sale of stock pledged under the Loan Program shall be applied to the repayment of amounts outstanding under all indebtedness owed by the Promisor under the Loan Program (including that evidenced by this Promissory Note).

     The unpaid principal balance of, together with all accrued unpaid interest on, this Note, shall, at the option of the Holder, be immediately due and payable upon the occurrence of any one or more of the following events:

     (a) the Promisor shall make a general assignment for the benefit of creditors;

     (b) the Promisor shall become or be adjudicated bankrupt or shall voluntarily file a petition for bankruptcy;

     (c) the Promisor shall apply for the appointment of a receiver or a trustee for any substantial portion of the Promisor's property or assets or shall permit the appointment of any such receiver or trustee who is not discharged within a period of 30 days after such appointment;

     (d) any event of default shall occur under the terms of the Security Agreement between the Holder and the Promisor bearing even date herewith, which secures the indebtedness evidenced by this Promissory Note; or

     (e) the Holder exercises its right to accelerate the maturity of this Promissory Note pursuant to SECTION 2(a)(ii)(A) of the Loan Program (or, pursuant to SECTION 2(a)(ii)(B) of the Loan Program, and if only a portion of the loan evidenced by this Promissory Note is to be repaid, then only that portion of this Promissory Note shall be subject to acceleration).

     The Promisor hereby waives demand, presentment, notice of non-payment, protest, notice of protest, notice of dishonor and diligence in collection, notice of default, notice of intent to accelerate and notice of acceleration. Furthermore, in any action or proceeding based upon the Note, the Holder shall be entitled to recover reasonable attorneys' fees and all other reasonable costs of collection.

     THIS NOTE IS SECURED BY A SECURITY AGREEMENT OF EVEN DATE HEREOF BETWEEN THE HOLDER AND THE PROMISOR.


                                       -------------------------------
                                       PROMISOR


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                                                                     EXHIBIT 1B

                                    FULL RECOURSE
                                   PROMISSORY NOTE
                                      (TAX LOAN)

$_________________                                              _______________
(amount)                                                        (date)

     FOR VALUE RECEIVED, _____________ (the "Promisor") hereby promises to pay to the order of IMCO Recycling Inc. (the "Holder") the principal sum of ____ ____________ Dollars ($_______), plus simple interest accrued (commencing the date hereof) on the unpaid principal balance hereof at a rate of_____% per annum (that percentage amount being the Internal Revenue Service mid-term "applicable federal rate" as of the date of this Promissory Note). The accrued unpaid interest on this Note shall be payable annually on each anniversary date hereof. All principal and accrued interest shall be paid on or before the earlier of the _________ anniversary date of this Promissory Note or the date the Promisor ceases to be employed by the Holder. This Promissory Note and the indebtedness evidenced hereby are expressly made subject in all respects to the terms of the IMCO Recycling Inc. Amended and Restated Option Plan Executive Option Loan Program (the "Loan Program").

     The Promisor reserves and shall have the right to prepay the unpaid principal balance of this Note, together with accrued interest thereon to the date of such prepayment, at any time without premium or penalty.

     All proceeds from the sale of stock pledged under the Loan Program shall be applied to the repayment of amounts outstanding under all indebtedness owed by the Promisor under the Loan Program (including that evidenced by this Promissory Note).

     The unpaid principal balance of; together with all accrued unpaid interest on, this Note, shall, at the option of the Holder, be immediately due and payable upon the occurrence of any one or more of the following events:

     (a) the Promisor shall make a general assignment for the benefit of creditors;

     (b) the Promisor shall become or be adjudicated bankrupt or shall voluntarily file a petition for bankruptcy;

     (c) the Promisor shall apply for the appointment of a receiver or a trustee for any substantial portion of the Promisor's property or assets or shall permit the appointment of any such receiver or trustee who is not discharged within a period of 30 days after such appointment;

     (d) any event of default shall occur under the terms of the Security Agreement between the Holder and the Promisor bearing even date herewith, which secures the indebtedness evidenced by the Promissory Note; or

     (e) the Holder exercises its right to accelerate the maturity of this Promissory Note pursuant to SECTION 2(a)(ii)(A) of the Loan Program (or, pursuant to SECTION 2(a)(ii)(B) of the Loan Program, and if only a portion of the loan evidenced by this Promissory Note is to be repaid, then only that portion of this Promissory Note shall be subject to acceleration).

     The Promisor hereby waives demand, presentment, notice of non-payment, protest, notice of protest, notice of dishonor and diligence in collection, notice of default, notice of intent to accelerate and notice of acceleration. Furthermore, in any action or proceeding based upon the Note, the Holder shall be entitled to recover reasonable attorneys' fees and all other reasonable costs of collection.

     THIS NOTE IS SECURED BY A SECURITY AGREEMENT OF EVEN DATE HEREOF BETWEEN THE HOLDER AND THE PROMISOR.


                                       -------------------------------
                                       PROMISOR



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                                                                     EXHIBIT 2

                                  SECURITY AGREEMENT

     _____________________,(the "Borrower") hereby grants to IMCO Recycling Inc. (the "Secured Party") a security interest in those certain assets of Borrower described in Section 1 below (collectively referred to hereinafter as the "Collateral"). This security interest is granted to secure payment to the Secured Party of the indebtedness evidenced by that certain [those certain] Promissory Note(s) dated _______________________ in the original principal amount of _______________ Dollars ($__________________) (the "Secured
Obligations").

     1. COLLATERAL. The Collateral subject to this Agreement consists of ___________ shares (the "Pledged Shares") of IMCO Recycling Inc. common stock, all certificates representing the Pledged Shares, and all proceeds of any of the foregoing, including any property issued in exchange or substitution for the Pledged Shares (all of the foregoing being collectively referred to herein as the "Collateral").

     2.   BORROWER'S SPECIFIC AGREEMENTS. Borrower agrees that:

     (a) All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party. Unless there is then existing an Event of Default (as defined below) by the Borrower, the Pledgor shall be entitled to vote the Pledged Shares. Upon the occurrence of any Event of Default, all voting rights shall revert to the Secured Party.

     (b) The Borrower agrees from time to time to promptly execute and deliver all further instruments and documents, and take all further action, that Secured Party may reasonably request in order to exercise and enforce its rights and remedies under this Agreement.

     (c) The Borrower agrees that until the Secured Obligations have been paid in full, Borrower will not sell, assign or otherwise dispose of; or grant any option with respect to, any of the Collateral, or create or permit to exist any lien, security interest, option or other charge or encumbrance upon any of the Collateral, except for this Security Agreement.

     3. EVENTS OF DEFAULT. The Secured Obligations shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default:

     (a) Borrower shall make a general assignment for the benefit of creditors.

     (b) Borrower shall become or be adjudicated bankrupt or shall voluntarily file a petition for bankruptcy.

     (c) Borrower shall apply for the appointment of a receiver or a trustee for any substantial portion of his or her property or assets or shall permit the appointment of any such receiver or trustee who is not discharged within a period of 30 days after such appointment.

     (d)  Borrower shall cease to be an employee of IMCO Recycling Inc.

     4.   REMEDIES.

     (a) Borrower recognizes that in the event he or she violates any of the warranties, covenants, terms and conditions of this Agreement, no remedy at law will provide adequate relief to the Secured Party and Borrower hereby agrees that the Secured Party shall be entitled to temporary and permanent injunctive relief in case of any breach without the necessity of proving actual damages.

     (b) Upon the occurrence of any such event of default, and at any time thereafter, the Secured Party shall have the rights and remedies of a secured party under the Texas Business and Commerce Code and under any and all other applicable laws in addition to the rights and remedies provided herein or in any other instrument or document executed by Borrower. All rights, powers and remedies hereunder or in any other instrument or document provided are cumulative and none is exclusive.

     5.   TERM; BINDING EFFECT; GOVERNING LAW.

     (a) This Agreement, upon acceptance by the Secured Party, shall continue in effect until the Secured Obligations have been paid in full.

     (b) This Security Agreement shall be binding and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns.

     (c) The validity, interpretation, enforcement and effect of this Security Agreement shall be governed by the laws of the State of Texas.

     6. SEPARABILITY. In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any provision hereof and any and all provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

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     This Agreement has been executed and delivered at ________________,
_________ this ________ day of ________________, 199____.


                                       -------------------------------
                                       BORROWER


Accepted at Irving, Texas this _____ day of _____________, 19___.


                                       IMCO RECYCLING INC.


                                       By
                                         -----------------------------
                                       Its
                                          ----------------------------


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